                                                                      EXHIBIT 99


                                  CENTER TRUST
                            SUPPLEMENTAL INFORMATION
                                 JUNE 30, 1998

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          -----
Company Profile..........................................................   5
Financial Highlights.....................................................  6-7
Same Property Net Operating Income.......................................   8
Summary of Leasing Activity -- Community Shopping Centers................   9
Property Acquisitions....................................................  10
Portfolio Detail.........................................................  11
Portfolio Summary -- by Region........................................... 12-16
Lease Expirations -- Overall Portfolio...................................  17
Lease Expirations -- Community Shopping Centers by Region................ 18-19
Tenant Concentration.....................................................  20
Segment Concentration....................................................  21
Consolidated Income Statements and Reconciliation to Funds From
 Operations..............................................................  22
Balance Sheets...........................................................  23
Summary of Debt Outstanding..............................................  24
Schedule of Debt Maturities..............................................  25

                                 CENTER TRUST

                                COMPANY PROFILE
                                 JUNE 30, 1998

  Center Trust, a fully integrated, self-managed real estate investment trust, is a leading developer, owner and manager of retail shopping centers in the western United States. The Company owns or controls a portfolio of 61 shopping centers, comprised of 46 community shopping centers, two regional malls and 13 single tenant facilities comprising 11.8 million square feet of total shopping center gross leasable area (GLA) and 9.7 million square feet of Company owned GLA. Of the 46 community shopping centers, 16 have been acquired year to date in 1998 with an additional 8 having been acquired during the later half of 1997, therefore increasing the Company's portfolio of Community Shopping Centers by 3.1 million square feet, or 78%. The Company currently owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

  The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, June 30, 1998 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1997 Form 10-K and 1998 quarterly filings on Form 10-Q.

  Certain statements contained in this Supplemental Information package may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from what is currently anticipated. Those risks include, among others, national and local economic, business and real estate conditions that will, among other things, affect demand for retail properties, availability and creditworthiness of prospective tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and successful completion of renovations), governmental actions and initiatives, and environmental/safety requirements, and other risks detailed from time to time in Center Trust's SEC filings.

  Copies of this information as well as other public filings are available by request. Please direct your requests in addition to any questions you have to Stuart Gulland, Senior Vice President and Chief Financial Officer, Ed Stokx, Controller or Lorie Schkud, Investor Relations, Center Trust, 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, or call (310)546-4520.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                              AS OF JUNE 30, 1998
                       (IN THOUSANDS EXCEPT SHARE DATA)

                                          THREE MONTHS ENDED  SIX MONTHS ENDED
                                               JUNE 30,           JUNE 30,
                                          ------------------- -----------------
                                            1998      1997      1998     1997
                                          --------- --------- -------- --------
FINANCIAL HIGHLIGHTS
Funds From Operations (FFO)
  FFO--Basic............................. $   8,207 $   5,209 $ 15,727 $ 10,703
  FFO--Diluted(1)........................ $  11,674 $   8,676 $ 22,661 $ 17,637
  FFO per share--Basic................... $    0.33 $    0.32 $   0.67 $   0.65
  FFO per share--Diluted(1).............. $    0.34 $    0.34 $   0.69 $   0.69
Net Income Available to Common
 Shareholders............................ $   1,570 $     601 $  3,350 $  1,534
  Net Income Per Share--Basic and
   Diluted............................... $    0.08 $    0.05 $   0.18 $   0.13
EBITDA................................... $  20,147 $  14,384 $ 38,082 $ 28,937
  EBITDA per Share--Basic................ $    0.81 $    0.88 $   1.63 $   1.77
  EBITDA per Share--Diluted(1)........... $    0.59 $    0.56 $   1.16 $   1.12
Funds Available for Distribution (FAD)... $   8,361 $   5,508 $ 16,109 $ 11,373
  FAD per share--Basic................... $    0.34 $    0.34 $   0.69 $   0.69
Dividends Per Share...................... $    0.36 $    0.36 $   0.72 $   0.72
Interest Expense Coverage Ratios.........
  Based on EBITDA........................       1.7       1.6      1.7      1.6
  Based on EBITDA--Excluding Debenture
   Interest..............................       2.2       2.4      2.4      2.5

                                                            AS OF
                                                -------------------------------
                                                              DECEMBER 31,
                                                JUNE 30,   --------------------
                                                  1998       1997       1996
                                                ---------  ---------  ---------
PORTFOLIO INFORMATION
Company Owned GLA
  Community Shopping Centers................... 7,252,745  4,704,838  3,743,744
  Regional Malls............................... 1,178,009  1,152,040  1,131,809
  Single Tenant Facilities..................... 1,253,856  1,360,121  1,362,721
    Total Company Owned GLA.................... 9,684,610  7,216,999  6,238,274
Percentage Leased
  Community Shopping Centers...................      92.2%      93.8%      93.0%
  Regional Malls...............................      90.0%      91.3%      92.5%
  Single Tenant Facilities.....................     100.0%     100.0%     100.0%
    Overall Portfolio..........................      92.9%      94.6%      95.8%
Number of Properties
  Community Shopping Centers...................        46         30         22
  Regional Malls...............................         2          2          2
  Single Tenant Facilities.....................        13         14         14
    Overall Portfolio..........................        61         46         38

--------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                              AS OF JUNE 30, 1998
                       (IN THOUSANDS EXCEPT SHARE DATA)

                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                          JUNE 30,              JUNE 30,
                                    --------------------- ---------------------
                                       1998       1997       1998       1997
                                    ---------- ---------- ---------- ----------
EQUITY INFORMATION
 END OF PERIOD
  Limited Partnership Units
   Outstanding.....................  5,272,239  4,286,456  5,272,239  4,286,456
  Common Shares Outstanding at End
   of Period....................... 22,348,260 12,112,397 22,348,260 12,112,397
                                    ---------- ---------- ---------- ----------
    Total Units and Common Shares
     Outstanding................... 27,620,499 16,398,853 27,620,499 16,398,853
                                    ========== ========== ========== ==========
 WEIGHTED AVERAGE
  Basic Weighted Average Units
   Outstanding.....................  5,242,731  4,286,456  4,808,314  4,286,456
  Basic Weighted Average Common
   Shares Outstanding.............. 19,586,347 12,110,055 18,621,379 12,081,818
                                    ---------- ---------- ---------- ----------
  Basic Weighted Average Units and
   Common Shares Outstanding....... 24,829,078 16,396,511 23,429,693 16,368,274
  Weighted Average Common Stock
   Equivalents.....................    101,109     13,536     93,290      9,762
  Number of Common Shares
   Attributed to Convertible and
   Exchangeable Debentures.........  9,366,611  9,366,611  9,366,611  9,366,611
                                    ---------- ---------- ---------- ----------
  Diluted Weighted Average Common
   Shares and Common Share
   Equivalents(1).................. 34,296,798 25,776,658 32,889,594 25,744,647
                                    ========== ========== ========== ==========

                                                                 AS OF
                                                        ------------------------
                                                         JUNE 30,   DECEMBER 31,
                                                           1998         1997
                                                        ----------  ------------
DEBT-TO-MARKET CAPITALIZATION
  Common Stock Price at End of Period.................. $    15.06    $  17.44
  Equity Market Capitalization......................... $  415,965     356,729
  Total Capitalization................................. $1,023,513    $838,988
    Total Capitalization Assuming Conversion of
     Debentures........................................ $  995,975    $833,743
  Debt-to-Total Capitalization.........................       59.4%       62.8%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures..........................................       44.1%       41.1%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures(2).......................................       44.2%       44.8%

--------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS as they are antidilutive.

(2) Assuming a consistent stock price of $15 per share which represents the price of stock sold during the respective periods.

                                 CENTER TRUST

                            SAME PROPERTY ACTIVITY
                                 JUNE 30, 1998

                           THREE MONTHS                SIX MONTHS
                          ENDED JUNE 30,             ENDED JUNE 30,
                          ----------------           ----------------
   COMMUNITY SHOPPING
       CENTERS(1)          1998     1997    % CHANGE  1998     1997    % CHANGE
   ------------------     -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 8,149  $ 8,008    1.83%  $16,399  $15,936     2.9%
  Recoveries from
   Tenants...............   1,963    2,047    -4.1%    4,283    4,220     1.5%
  Other Income...........     115      103    11.7%      236      213    10.8%
                          -------  -------           -------  -------
    Total Revenues.......  10,227   10,158     0.7%   20,918   20,369     2.7%
Expenses:
  Recoverable Operating
   Expenses..............   2,143    2,128     0.7%    4,529    4,424     2.4%
  Other Operating
   Expenses..............     353      481   -26.6%      699      808   -13.5%
                          -------  -------           -------  -------
    Total Expenses.......   2,496    2,609    -4.3%    5,228    5,232    -0.1%
                          -------  -------           -------  -------
Net Operating Income..... $ 7,731  $ 7,549     2.4%  $15,690  $15,137     3.7%
                          =======  =======           =======  =======
Total Properties.........      19       19                19       19
                          =======  =======           =======  =======
Percentage Leased........    94.7%    95.6%             94.7%    95.6%
                          =======  =======           =======  =======
                           THREE MONTHS                SIX MONTHS
                          ENDED JUNE 30,             ENDED JUNE 30,
                          ----------------           ----------------
     REGIONAL MALLS        1998     1997    % CHANGE  1998     1997    % CHANGE
     --------------       -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 4,193  $ 4,344    -3.5%  $ 8,682  $ 9,078    -4.4%
  Recoveries from
   Tenants...............   2,358    1,906    23.7%    4,593    4,042    13.6%
  Other Income...........     793      774     2.5%    1,570    1,587    -1.1%
                          -------  -------           -------  -------
    Total Revenues.......   7,344    7,024     4.6%   14,845   14,707     0.9%
Expenses:
  Recoverable Operating
   Expenses..............   2,901    2,272    27.7%    5,667    4,737    19.6%
  Other Operating
   Expenses..............      48      465   -89.7%      455      810   -43.8%
                          -------  -------           -------  -------
    Total Expenses.......   2,949    2,737     7.7%    6,122    5,547    10.4%
                          -------  -------           -------  -------
Net Operating Income..... $ 4,395  $ 4,287     2.5%  $ 8,723  $ 9,160    -4.8%
                          =======  =======           =======  =======
Total Properties.........       2        2                 2        2
                          =======  =======           =======  =======
Percentage Leased........    90.0%    89.9%             90.0%    89.9%
                          =======  =======           =======  =======

  Same Store properties are those which were owned as of January 1, 1997.

--------
(1) Excludes Medford Center, Covina Town Square and Empire Center which were either under development or held for sale. Including these properties, same property NOI increased 9.5% for the quarter and six months ended June 30, 1998 from the same periods in the prior year.

                                  CENTER TRUST

            SUMMARY OF LEASING ACTIVITY--COMMUNITY SHOPPING CENTERS
                                 JUNE 30, 1998

                                                          THREE         SIX
                                                       MONTHS ENDED MONTHS ENDED
                                                         JUNE 30,     JUNE 30,
                                                       ------------ ------------
  Space Vacated
   Number of Leases...................................        10           20
   Gross Leasable Area................................    30,076       63,684
   Base Rent per Square Foot..........................   $  9.27       $15.38
  New Leases Executed
   Number of Leases Executed..........................        10           25
   Gross Leasable Area................................    31,216       68,392
   Base Rent per Square Foot..........................   $ 11.82       $14.05
  Lease Renewals Executed
   Number of Leases...................................         6           21
   Gross Leasable Area................................    18,530       77,360
   New Annual Base Rent per Square Foot...............   $ 17.76       $15.50
   Percentage Change from Prior.......................      10.4%         6.6%
  Leases with Contractual Rent Adjustments
   Number of Leases...................................        37           84
   Gross Leasable Area................................   100,134      477,889
   New Annual Base Rent per Square Foot...............     14.06        11.72
   Percentage Change from Prior.......................      11.8%         4.0%

                                  CENTER TRUST

                       SUMMARY OF ACQUISITION PROPERTIES
                      FOR THE 6 MONTHS ENDED JUNE 30, 1998

                                                                                                   AGGREGATE
 DATE                                                                    COMPANY  PERCENT   YEAR      COST
ACQUIRED  PROPERTY NAME               LOCATION             TOTAL GLA    OWNED GLA LEASED  COMPLETE  (000'S)
--------  -------------               --------             ---------    --------- ------- -------- ---------
1/20/98   Covington Square            Kent, WA               155,370      151,427  93.4%    1986
3/11/98   Pavilions Centre            Federal Way, WA        200,209      200,209  78.3%    1995
3/27/98   Loma Square                 San Diego, CA          210,704      210,704  93.9%    1980
3/27/98   North County Plaza          Carlsbad, CA           153,325      153,325  93.0%    1987
3/27/98   Center of El Centro         El Centro, CA          179,889      178,889  97.0%    1980
3/27/98   Vineyards Marketplace       Rancho Cucamonga, CA   153,325       56,035  92.0%    1991
3/27/98   Bakersfield Shopping Center Bakersfield, CA         14,115       14,115  90.3%    1978
3/31/98   Southpointe Plaza           Sacramento, CA         193,409       83,409  84.7%    1982
                                                           ---------    ---------                  --------
Subtotal--First Quarter                                    1,260,346    1,048,113                  $116,900
                                                           ---------    ---------                  --------
4/30/98   Sixth Avenue Plaza          Tacoma, WA             139,107      139,107  97.1%    1986
4/30/98   Southern Palms Center       Tempe, AZ              254,863      254,863  95.3%    1980
 5/1/98   Mineral King Plaza          Visalia, CA            115,336       39,060  84.1%    1983
5/12/98   Madera Marketplace          Madera, CA             294,059      168,596  92.7%    1992
5/18/98   Fairwood Center             Renton, WA             211,682      211,682  96.5%    1995
6/24/98   Charleston Plaza            Las Vegas, NV          283,646(1)   222,594  92.4%    1989
6/25/98   Kyrene Village              Chandler, AZ           161,174      161,174  92.4%    1987
6/29/98   Sunrise Place Center        Tucson, AZ              40,974(2)    40,974  98.1%    1992
                                                           ---------    ---------                  --------
Subtotal--Second Quarter                                   1,500,841    1,238,050                   108,100
                                                           ---------    ---------                  --------
   Total 1998 Year to Date                                 2,761,187    2,286,163                  $225,000
                                                           =========    =========                  ========

--------
(1) 11,902 square feet of the total is to be acquired upon completion of construction.

(2) Center Trust owned the 103,025 square feet anchor space prior to the acquisition of the adjacent shop space.

                                  CENTER TRUST

                                PORTFOLIO DETAIL
                              AS OF JUNE 30, 1998

                                                                                    AVERAGE
                              TOTAL LEASED GLA                                     BASE RENT
                         ---------------------------  COMPANY  PERCENT ANNUALIZED   PER SQ.
                          ANCHOR     PAD     SHOP    OWNED GLA LEASED   BASE RENT     FT.
                         --------- ------- --------- --------- ------- ----------- ---------
COMMUNITY SHOPPING
 CENTERS
  Pacific Northwest
   Region...............   951,620 104,232   679,794 1,897,284   91.5  $17,801,988  $10.26
  Northern & Central
   California Region....   436,195  11,808   366,687   859,686   94.8    9,808,413   12.04
  Southern California
   Region............... 2,303,841 335,769   755,566 3,713,145   91.4   39,291,056   11.56
  Southwest Region......   447,388  39,471   251,974   782,630   94.4    5,820,088    7.88
                         --------- ------- --------- ---------  -----  -----------  ------
    TOTAL COMMUNITY
     SHOPPING CENTERS... 4,139,044 491,280 2,054,021 7,252,745   92.2  $72,721,545  $10.87
                         --------- ------- --------- ---------  -----  -----------  ------
REGIONAL MALLS..........   609,515  82,794   368,132 1,178,009   90.0  $17,219,702  $16.24
                         --------- ------- --------- ---------  -----  -----------  ------
SINGLE TENANT
 FACILITIES............. 1,241,614  12,242       --  1,253,856  100.0  $ 7,447,348  $ 5.94
                         --------- ------- --------- ---------  -----  -----------  ------
    TOTAL PORTFOLIO..... 5,990,173 586,316 2,422,153 9,684,610   92.9  $97,388,595  $10.82
                         ========= ======= ========= =========  =====  ===========  ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                              AS OF JUNE 30, 1998

                   YEAR
                   BUILT     TOTAL LEASED GLA                                     AVERAGE
                    OR    -----------------------  COMPANY  PERCENT ANNUALIZED   BASE RENT
 PROPERTY NAME    REMODEL ANCHOR    PAD    SHOP   OWNED GLA LEASED   BASE RENT  PER SQ. FT.      ANCHOR OR PRINCIPAL TENANTS
 -------------    ------- ------  ------- ------- --------- ------- ----------- -----------      ---------------------------
COMMUNITY
 SHOPPING
 CENTERS
PACIFIC
 NORTHWEST
 REGION
Covington
 Square.........   1986    70,837     --   70,668   151,427   93.4  $ 1,509,492   $10.67    Safeway, Payless Drugs
 Covington, WA
Fairwood
 Shopping
 Center.........   1995   124,583  10,954  68,766   211,682   96.5    1,849,405     9.05    Safeway, Ernst Home Center,
 Renton, WA                                                                                 Quality Food Centers
Frontier Village
 Shopping
 Center.........   1993    68,473  22,023  61,624   153,320   99.2    1,532,017    10.07    Safeway, Bartell Drugs
 Lake Stevens,
  WA
Gresham Town
 Fair...........   1988   159,282  26,587  66,129   264,649   95.2    2,174,363     8.63    Ross Stores, Emporium,
 Gresham, OR                                                                                G. I. Joe's, Craft Warehouse
The Medford
 Center.........   1998   196,032   9,432  53,579   319,423   81.1    2,017,090     7.79    Cinemark Theatres, Sears, Emporium,
 Medford, OR                                                                                Safeway*, Payless*, Circuit City
Pacific Linen
 Plaza..........   1988    25,000     --   42,244    69,432   96.8      906,324    13.48    Pacific Linen, Payless Shoesource,
 Lynnwood, WA                                                                               Men's Wearhouse
Pavilions'
 Centre.........   1995    80,056     --   76,647   200,209   78.3    2,610,758    16.66    Quality Food Centers, Barnes & Noble
 Federal Way, WA                                                                            Blockbuster Music, Petco
Ross Center.....   1987    53,331   7,000  66,862   132,465   96.0    1,452,063    11.42    Ross Stores, Michaels, Pier 1 Imports
 Portland, OR
Silverdale
 Shopping
 Center.........   1990    29,020     --   26,700    67,330   82.8      621,978    11.16    Ross Stores
 Silverdale, WA
Sixth Avenue
 Plaza..........   1986    73,166     --   61,911   139,107   97.1    1,057,099     7.83    Sears, Drug Emporium, Artco
 Tacoma, WA
Vancouver Park
 Place..........   1987    33,938  14,900  29,151    77,989  100.0      898,786    11.52    T.J. Maxx, Pier 1 Imports
 Vancouver, WA
Westgate North
 Shopping
 Center.........   1980    37,902  13,336  55,513   110,251   96.8    1,172,612    10.98    Quality Food Centers
 Tacoma, WA
                          ------- ------- ------- ---------  -----  -----------   ------
Pacific
 Northwest
 Region.........          951,620 104,232 679,794 1,897,284   91.5  $17,801,988   $10.26
                          ======= ======= ======= =========  =====  ===========   ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                              AS OF JUNE 30, 1998

                      YEAR                                                      AVERAGE
                      BUILD     TOTAL LEASED GLA    COMPANY                    BASE RENT
                       OR    ----------------------  OWNED  PERCENT ANNUALIZED    PER
 PROPERTY NAME       REMODEL ANCHOR   PAD    SHOP     GLA   LEASED  BASE RENT   SQ. FT.
 -------------       ------- ------  ------ ------- ------- ------- ---------- ---------
NORTHERN &
 CENTRAL
 CALIFORNIA
 REGION
Bakersfield
 Shopping
 Center.........      1978       --     --   12,740  14,115   90.3  $   88,324  $ 6.93
 Bakersfield, CA
The City Center.      1992   177,584    --   14,055 194,193   98.7   2,719,246   14.19
 San Francisco,
  CA
Madera
 Marketplace....      1992    92,278    --   63,961 168,596   92.7   1,658,265   10.61
 Madera, CA
Marshall's
 Plaza..........      1989    43,000    --   34,875  79,000   98.6   1,090,895   14.01
 Modesto, CA
Mineral King
 Plaza..........      1983       --     --   32,860  39,060   84.1     518,177   15.77
 Visalia, CA
Rheem Valley....      1990    51,009  5,150  90,873 153,786   95.6   1,621,208   11.03
 Moraga, CA
Rosedale Village
 Shopping
 Center.........      1991    72,324  6,658  46,679 127,527   98.5   1,366,609   10.88
 Bakersfield, CA
Southpointe
 Plaza..........      1982       --     --   70,644  83,409   84.7     745,689   10.56
 Sacramento, CA
                             ------- ------ ------- -------  -----  ----------  ------
Northern &
 Central
 California
 Region.........             436,195 11,808 366,687 859,686   94.8  $9,808,413  $12.04
                             ======= ====== ======= =======  =====  ==========  ======
SOUTHERN
 CALIFORNIA
 REGION
Advantage/Sportmart
 Shopping
 Center.........      1988   105,210 12,650     --  117,860  100.0  $1,358,610  $11.53
 San Diego, CA
Center of El
 Centro.........      1980   149,300  5,623  18,616 178,889   97.0     621,278    3.58
 El Centro, CA
Country Fair
 Shopping
 Center.........      1992    96,225 24,341  26,741 168,367   87.5   1,910,089   12.97
 Chino, CA
Covina Town
 Square.........      1997   266,383  6,500  48,289 351,517   91.4   4,601,220   14.33
 Covina, CA
                                       ANCHOR OR
 PROPERTY NAME                     PRINCIPAL TENANTS
 -------------                     -----------------
NORTHERN &
 CENTRAL
 CALIFORNIA
 REGION
Bakersfield
 Shopping
 Center.........     Video One
 Bakersfield, CA
The City Center.     Toys 'R' Us, Mervyn's, Office Depot, Good
 San Francisco,      Guys
  CA
Madera
 Marketplace....     Wal-Mart*, J.C. Penney, Pak-N-Sav
 Madera, CA
Marshall's
 Plaza..........     Marshall's, Good Guys
 Modesto, CA
Mineral King
 Plaza..........     Vons*, Longs Drug*, Chuck E. Cheese's
 Visalia, CA
Rheem Valley....     T. J. Maxx, Longs Drugs*
 Moraga, CA
Rosedale Village
 Shopping
 Center.........     Savemart, Payless Drugs, KMart*
 Bakersfield, CA
Southpointe
 Plaza..........     Target*, Big 5 Sporting Goods, Discovery Zone
 Sacramento, CA
Northern &
 Central
 California
 Region.........
SOUTHERN
 CALIFORNIA
 REGION
Advantage/Sportmart
 Shopping
 Center.........     Advantage (Lucky), SportMart
 San Diego, CA
Center of El
 Centro.........     Sears, Mervyn's, Miller's Outpost
 El Centro, CA
Country Fair
 Shopping
 Center.........     Albertsons*, Petsmart, Thrifty,
 Chino, CA           Staples, T.J. Maxx
Covina Town
 Square.........     AMC Theatres, Home Depot, Staples,
 Covina, CA          Petsmart, Michael's

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                              AS OF JUNE 30, 1998

                   YEAR
                   BUILT     TOTAL LEASED GLA     COMPANY                      AVERAGE
                    OR    -----------------------  OWNED  PERCENT ANNUALIZED  BASE RENT                 ANCHOR OR
PROPERTY NAME     REMODEL ANCHOR    PAD    SHOP     GLA   LEASED  BASE RENT  PER SQ. FT.            PRINCIPAL TENANTS
-------------     ------- ------- ------- ------- ------- ------- ---------- -----------            -----------------
Date Palm
Center..........   1987    99,919     --   15,044 117,362   98.0  1,720,877     14.97    Sam's Club (Wal-Mart)
 Cathedral City,
 CA
El Camino North.   1982    64,600 130,611  72,988 324,394   82.7  3,380,842     12.61    Mervyn's*, Toys 'R' Us*, Mann Theatres,
 Oceanside, CA                                                                           Ross Stores
Empire Center...   1993    50,967  23,344  80,480 261,996   59.1  1,797,519     11.61    Target*, Mervyn's*, Miller's Outpost,
 Fontana, CA                                                                             Ross Stores
Fire Mountain
Center..........   1987    44,481  23,432  25,865  93,778  100.0  1,722,204     18.36    Stroud's, Lamps Plus, Wherehouse,
 Oceanside, CA                                                                           Aaron Bros., Trader Joe's, Bookstar
Fullerton Town
Center..........   1987   177,653  19,722  62,960 278,647   93.4  3,933,321     15.11    Price Club*, AMC Theatres, Aaron Bros.,
 Fullerton, CA                                                                           Toys 'R' Us, Fabri-Centers, Office Depot
Gardena Gateway
Center..........   1990    41,300   5,062  19,625  65,987  100.0    999,640     15.15    Thrifty, 99 Ranch Market
 Gardena, CA
Huntington
Center..........   1989   105,879   4,365     --  110,244  100.0  1,240,979     11.26    Toys 'R' Us, Lucky Stores
 Huntington
 Beach, Ca
Kenneth Hahn
Plaza...........   1987    97,186  11,798  41,325 162,665   92.4  1,447,890      9.46    Food 4 Less, Pic-N-Save, Thrifty,
 Los Angeles, CA                                                                         Super Trak Auto
La Verne Towne
Center..........   1986   158,860   1,940  45,179 231,143   89.1  1,165,719      5.66    Target, Albertson's
 La Verne, CA
Lakewood Plaza..   1989    93,342   4,365  15,804 113,511  100.0  1,267,462     11.17    Lucky Stores, Staples
 Bellflower, CA
Loma Square.....   1980    96,514     --  101,370 210,704   93.9  2,568,166     12.98    T.J. Maxx, Circuit City, Sav-on Drugs
 San Diego, CA                                                                           Staples, Super Crown Books
Montebello Town
Square..........   1992   210,533   7,879  26,667 250,438   97.9  2,752,011     11.23    Sears, Toys 'R' Us, AMC Theatres, Petco
 Montebello, CA
North County
Plaza...........   1987    43,610  28,720  70,245 153,325   93.0  2,046,980     14.36    Marshall's, Michael's, Kids 'R' Us
 Carlsbad, CA
Parkway Place...   1989    91,127  12,917  13,756 120,460   97.8  1,213,418     10.30    Advantage (Lucky), Office Depot
 Escondido, CA
Pomona Gateway
Center..........   1993    96,418   6,487   2,492 108,887   96.8    920,161      8.73    Vons, Pic-N-Save
 Pomona, CA

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                              AS OF JUNE 30, 1998

                   YEAR
                   BUILT       TOTAL LEASED GLA                         ANNUALIZED    AVERAGE
                    OR    ---------------------------  COMPANY  PERCENT    BASE      BASE RENT
PROPERTY NAME     REMODEL  ANCHOR     PAD     SHOP    OWNED GLA LEASED     RENT     PER SQ. FT.
-------------     ------- --------- ------- --------- --------- ------- ----------- -----------
San Fernando
Mission Plaza...   1991      50,508   2,293    14,391    67,192  100.0      895,422    13.33
 San Fernando,
 CA
Vermont-Slauson
 Shopping
 Center.........   1981     142,411   3,720    23,613   169,744  100.0      968,653     5.71
 Los Angeles, CA
Vineyards
Marketplace.....   1991      21,415     --     30,116    56,035   92.0      758,595    14.72
 Rancho
 Cucamonga, CA
                          --------- ------- --------- ---------  -----  -----------   ------
Southern
 California
 Region.........          2,303,841 335,769   755,566 3,713,145   91.4  $39,291,056   $11.56
                          --------- ------- --------- ---------  -----  -----------   ------
SOUTHWEST REGION
Charleston
Plaza...........   1989     153,131   9,226    43,352   222,594   92.4  $ 1,977,013   $ 9.61
 Las Vegas, NV
Kyrene Village..   1987      95,957   5,120    47,892   161,174   92.4    1,143,399     7.68
 Chandler, AZ
Southern Palms
Center..........   1980      95,275  20,025   127,636   254,863   95.3    1,915,219     7.88
 Tempe, AZ
Sunrise Place
Center..........   1992     103,025   5,100    33,094   143,999   98.1      784,457     5.55
 Tucson, AZ
                          --------- ------- --------- ---------  -----  -----------   ------
Southwest
Region..........            447,388  39,471   251,974   782,630   94.4  $ 5,820,088   $ 7.88
                          ========= ======= ========= =========  =====  ===========   ======
COMMUNITY RETAIL
 CENTERS                  4,139,044 491,280 2,054,021 7,252,745   92.2  $72,721,545   $10.87
                          ========= ======= ========= =========  =====  ===========   ======
REGIONAL MALLS
Baldwin Hills
 Crenshaw Plaza.   1988     141,554  33,810   145,450   359,604   89.2  $ 5,800,897   $18.08
 Los Angeles, CA
Media City
Center..........   1992     467,961  48,984   222,682   818,405   90.4   11,418,805    15.44
 Burbank, CA
                          --------- ------- --------- ---------  -----  -----------   ------
Regional Malls..            609,515  82,794   368,132 1,178,009   90.0  $17,219,702   $16.24
                          ========= ======= ========= =========  =====  ===========   ======
                                   ANCHOR OR
PROPERTY NAME                  PRINCIPAL TENANTS
-------------                  -----------------
San Fernando
Mission Plaza...  KV-Mart (Vons)
 San Fernando,
 CA
Vermont-Slauson
 Shopping
 Center.........  Food 4 Less, KMart, Sav-On Drugs
 Los Angeles, CA
Vineyards
Marketplace.....  Albertson's*, Sav-on Drugs
 Rancho
 Cucamonga, CA
Southern
 California
 Region.........
SOUTHWEST REGION
Charleston
Plaza...........  Home Base, Lucky Stores*, Sav-on,
 Las Vegas, NV    GreenBacks, Family Bargain Center
Kyrene Village..  Bashas', Kyrene Lanes, The Oak Store
 Chandler, AZ
Southern Palms
Center..........  Mega Foods, Heilig Meyer Furniture, Coomers
 Tempe, AZ        Craft Mall
Sunrise Place
Center..........  Smith's Food & Drug
 Tucson, AZ
Southwest
Region..........
COMMUNITY RETAIL
 CENTERS
REGIONAL MALLS
Baldwin Hills
 Crenshaw Plaza.  Sears*, Macy's*, Lucky Stores, T.J.Maxx,
 Los Angeles, CA  Robinsons-May*, Magic Johnson Theatres
Media City
Center..........  Macy's, IKEA*, Sears*, CompUSA, AMC Theatres
 Burbank, CA      Mervyn's*, Office Depot, Barnes&Noble,
                  Virgin Records, Circuit City, SportsChalet
Regional Malls..

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                              AS OF JUNE 30, 1998

                      YEAR
                      BUILT       TOTAL LEASED GLA                         ANNUALIZED    AVERAGE
                       OR    ---------------------------  COMPANY  PERCENT    BASE      BASE RENT        ANCHOR OR
PROPERTY NAME        REMODEL  ANCHOR     PAD     SHOP    OWNED GLA LEASED     RENT     PER SQ. FT.   PRINCIPAL TENANTS
-------------        ------- --------- ------- --------- --------- ------- ----------- -----------   -----------------
SINGLE TENANT
 FACILITIES
Home Base..........   1988     107,165     --        --    107,165  100.0  $   870,180   $ 8.12    Home Base, Lucky
Glendora, CA                                                                                       Stores*, Sav-on,
KMart..............   1990     104,204     --        --    104,204  100.0      551,576     5.29    KMart
Phoenix, AZ
KMart..............   1990      86,479     --        --     86,479  100.0      457,744     5.29    KMart
Banning, CA
KMart..............   1990      86,479     --        --     86,479  100.0      507,915     5.87    KMart
El Centro, CA
KMart..............   1990      86,479     --        --     86,479  100.0      365,373     4.22    KMart
Los Banos, CA
KMart..............   1990      86,479     --        --     86,479  100.0      415,951     4.81    KMart
Madera, CA
KMart..............   1990      86,479     --        --     86,479  100.0      411,132     4.75    KMart
Rocklin, CA
Montgomery Wards...   1989     102,400     --        --    102,400  100.0      537,600     5.25    Montgomery Ward
Tucson, AZ
Sears..............   1992     134,644     --        --    134,644  100.0      401,785     2.98    Sears
Hollywood, CA
Vons...............   1989      36,800     --        --     36,800  100.0      312,800     8.50    Vons
Escondido, CA
Vons...............   1993     102,400     --        --    102,400  100.0      825,418     8.06    Vons
Simi Valley, CA
Sam's Club.........   1988     110,822   3,900       --    114,722  100.0      730,884     6.37    Sam's Club (Wal-Mart)
Downey, CA
Sam's Club.........   1988     110,784   8,342       --    119,126  100.0    1,058,990     8.89    Sam's Club (Wal-Mart)
Fountain Valley, CA
                             --------- ------- --------- ---------  -----  -----------   ------
SINGLE TENANT
 FACILITIES........          1,241,614  12,242       --  1,253,856  100.0  $ 7,447,348   $ 5.94
                             --------- ------- --------- ---------  -----  -----------   ------
TOTAL PROPERTIES...          5,990,173 586,316 2,422,153 9,684,610   92.9  $97,388,595   $10.82
                             ========= ======= ========= =========  =====  ===========   ======

------
* Anchor space non-owned by Company

                                  CENTER TRUST

                      LEASE EXPIRATIONS--OVERALL PORTFOLIO
                                 JUNE 30, 1998

                             OVERALL PORTFOLIO          ANCHORS             PADS             SHOPS
                         ------------------------- ------------------ ---------------- ------------------
                         NUMBER             BASE               BASE             BASE               BASE
  YEAR OF                  OF    SQUARE   RENT PER  SQUARE   RENT PER SQUARE  RENT PER  SQUARE   RENT PER
 EXPIRATION              LEASES   FEET    SQ. FT.    FEET    SQ. FT.   FEET   SQ. FT.    FEET    SQ. FT.
 ----------              ------ --------- -------- --------- -------- ------- -------- --------- --------
Month-to-Month..........   130    229,930  $13.37     30,576  $6.95     3,400  $24.10    195,954  $14.19
1998....................   101    183,848   16.45        --     --      4,365    7.68    179,483   16.66
1999....................   178    427,576   14.69     83,813   9.49    12,977   13.19    330,786   16.07
2000....................   169    537,751   13.14    176,347   9.28    47,749   14.36    313,655   15.13
2001....................   191    699,143   12.34    295,828   6.30    40,597   17.07    362,718   16.74
2002....................   164    822,364   10.50    432,013   5.45    70,085   13.56    320,266   16.64
2003....................    75    460,720   10.06    263,773   5.90    32,414   16.04    164,533   15.54
2004....................    46    470,476    8.99    352,842   6.53    20,563   16.00     97,071   16.43
2005....................    40    367,330   14.27    210,815  13.41    37,333   14.31    119,182   15.77
2006....................    44    364,955   13.03    219,883  11.52    30,543   11.28    114,529   16.40
2007....................    45    423,656   12.12    240,404   9.64    64,152   12.02    119,100   17.19
THEREAFTER..............   133  4,010,893    9.14  3,683,879   8.68   222,138   15.06    104,876   12.63
                         -----  ---------  ------  ---------  -----   -------  ------  ---------  ------
    TOTAL............... 1,316  8,998,642  $10.82  5,990,173  $8.41   586,316  $14.43  2,422,153  $15.90
                         =====  =========  ======  =========  =====   =======  ======  =========  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                                 JUNE 30, 1998

  Pacific Northwest Region

                             OVERALL PORTFOLIO         ANCHORS            PADS            SHOPS
                         ------------------------- ---------------- ---------------- ----------------
                         NUMBER             BASE             BASE             BASE             BASE
                           OF    SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER SQUARE  RENT PER
   YEAR OF EXPIRATION    LEASES   FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
Month-to-Month..........   22      46,178  $13.04      --      --     1,000  $12.60   45,178  $13.05
1998....................   29      77,451  $14.06      --      --       --      --    77,451   14.06
1999....................   45     119,139   12.10   14,910  $ 6.60    2,477   17.50  101,752   12.78
2000....................   43     121,914   13.85      --      --    18,790   17.67  103,124   13.15
2001....................   43     212,709    9.51  105,780    5.37      --      --   106,929   13.54
2002....................   33     146,942   10.86   68,605    6.70   12,100   13.75   66,237   14.64
2003....................   16      79,309   10.78   26,832    6.04    9,974   17.47   42,503   12.20
2004....................    8     111,599    4.15   86,385    1.87    3,017   11.26   22,197   12.06
2005....................    9      80,860   11.63   29,080    6.30   12,259   12.95   39,521   15.15
2006....................   12      79,242   12.99   47,130    8.58      --      --    32,112   19.45
2007....................    9      48,639   14.15      --      --    18,562   11.53   30,077   15.77
THEREAFTER..............   30     611,664    8.81  572,898    8.46   26,021   14.21   12,745   13.32
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
TOTAL...................  299   1,735,646  $10.26  951,620  $ 7.23  104,200  $14.56  679,826  $13.83
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

  Northern and Central California Region

                             OVERALL PORTFOLIO         ANCHORS            PADS            SHOPS
                         ------------------------- ---------------- ---------------- ----------------
                         NUMBER             BASE             BASE             BASE             BASE
                           OF    SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER SQUARE  RENT PER
   YEAR OF EXPIRATION    LEASES   FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
1998....................   37      60,272  $12.81      --      --       --      --    60,272  $12.81
1999....................   27      44,003   12.90      --      --       --      --    44,003   12.90
2000....................   29      91,093    9.77   52,165  $ 6.47      --      --    38,928   14.18
2001....................   30      68,550   13.55      --      --       --      --    68,550   13.55
2002....................   27      69,602   13.33      --      --     6,658  $12.00   62,944   13.47
2003....................   14      77,069   14.44   23,247   16.59      --      --    53,822   13.52
2004....................    9      29,084   19.74   16,000   23.74    1,650   14.67   11,434   14.88
2005....................    2      32,246    8.35   25,844    6.71      --      --     6,402   14.98
2006....................    3      15,860   12.06      --      --       --      --    15,860   12.06
2007....................    4      51,288   12.90   49,416   12.48      --      --     1,872   24.04
THEREAFTER..............    7     275,623   10.57  269,523   10.41    3,500   15.00    2,600   20.92
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
  TOTAL.................  189     814,690  $12.04  436,195  $10.77   11,808  $13.26  366,687  $13.51
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                                 JUNE 30, 1998

  Southern California Region

                             OVERALL PORTFOLIO          ANCHORS             PADS            SHOPS
                         ------------------------- ------------------ ---------------- ----------------
                         NUMBER             BASE               BASE             BASE             BASE
        YEAR OF            OF    SQUARE   RENT PER  SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER
       EXPIRATION        LEASES   FEET    SQ. FT.    FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
       ----------        ------ --------- -------- --------- -------- ------- -------- ------- --------
Month-to-Month..........   37      83,288  $13.43     30,576  $ 6.95    2,400  $28.90   50,312  $16.64
1998....................   25      40,111   18.28        --      --     4,365    7.68   35,746   19.57
1999....................   62     191,815   14.66     68,903   10.12    4,275   13.88  118,637   17.32
2000....................   65     249,056   14.01    109,580   11.12   25,059   12.76  114,417   17.06
2001....................   59     317,769   11.19    190,048    6.82   31,265   16.85   96,456   17.96
2002....................   55     334,837   10.78    200,764    6.69   38,195   12.98   95,878   18.47
2003....................   26     229,036    7.73    176,807    4.71   22,440   15.40   29,789   19.88
2004....................   14     151,827   10.55    102,485    7.85    9,396   22.43   39,946   14.68
2005....................   14     113,871   11.38     58,312    8.69   23,354   13.94   32,205   14.41
2006....................   16     168,202   14.21     99,919   14.40   19,013   11.94   49,270   14.71
2007....................   18     159,074   12.49     89,975   11.33   45,590   12.22   23,509   17.49
THEREAFTER..............   53   1,356,290   10.98  1,176,472   10.66  110,417   13.19   69,401   12.82
                          ---   ---------  ------  ---------  ------  -------  ------  -------  ------
    TOTAL...............  444   3,395,176  $11.56  2,303,841  $ 9.51  335,769  $13.78  755,566  $16.83
                          ===   =========  ======  =========  ======  =======  ======  =======  ======

  Southwest Region

                            OVERALL PORTFOLIO        ANCHORS           PADS            SHOPS
                         ----------------------- ---------------- --------------- ----------------
                         NUMBER           BASE             BASE            BASE             BASE
        YEAR OF            OF   SQUARE  RENT PER SQUARE  RENT PER SQUARE RENT PER SQUARE  RENT PER
       EXPIRATION        LEASES  FEET   SQ. FT.   FEET   SQ. FT.   FEET  SQ. FT.   FEET   SQ. FT.
       ----------        ------ ------- -------- ------- -------- ------ -------- ------- --------
Month-to-Month..........    8    11,855  $ 8.53      --     --       --      --    11,855  $ 8.53
1998....................   11    20,473  $12.33      --     --       --      --    20,473   12.33
1999....................   22    43,781   13.99      --     --     6,225  $11.00   37,556   14.49
2000....................   18    54,829   10.38   14,602  $5.50      --      --    40,227   12.07
2001....................   15    44,838   11.14      --     --     5,100   13.73   39,738   10.80
2002....................   20    77,730    9.25   28,000   5.58    3,750   27.95   45,980    9.96
2003....................    4    43,087    5.07   36,887   4.76      --      --     6,200    6.95
2004....................    1    15,000    4.14   15,000   4.14      --      --       --      --
2005....................    2    18,221    9.96      --     --       --      --    18,221    9.96
2006....................    6    59,564    6.21   47,530   4.40    5,120   13.00    6,914   13.61
2007....................    4    73,513    6.76   64,213   5.72      --      --     9,300   13.94
THEREAFTER..............   11   275,942    6.30  241,156   5.62   19,276   13.68   15,510    7.63
                          ---   -------  ------  -------  -----   ------  ------  -------  ------
    TOTAL...............  122   738,833  $ 7.88  447,388  $5.38   39,471  $14.61  251,974  $11.26
                          ===   =======  ======  =======  =====   ======  ======  =======  ======

                                  CENTER TRUST

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF JUNE 30, 1998

                                                 PERCENTAGE   TOTAL   PERCENTAGE
                           NUMBER OF ANNUALIZED   OF TOTAL   TENANT   OF COMPANY
RETAIL TENANT               STORES    BASE RENT  BASE RENT     GLA    OWNED GLA
-------------              --------- ----------- ---------- --------- ----------
 1. AMC Theatres.........       6    $ 5,899,895    6.06%     259,842    2.68%
 2. Safeway/Vons.........       8      3,824,775    3.93%     469,271    4.85%
 3. Sam's Club/Wal-Mart
     Stores..............       3      3,138,834    3.22%     321,525    3.32%
 4. Lucky Stores, Inc. ..       5      3,081,453    3.16%     308,170    3.18%
 5. Kmart Group..........       7      2,927,871    3.01%     619,103    6.39%
 6. Toys "R" Us..........       5      2,258,638    2.32%     214,772    2.22%
 7. Sears Roebuck & Co. .       5      1,799,433    1.85%     427,731    4.42%
 8. Fred Meyers
     (Ralphs/FFL/QFC)....       5      1,650,745    1.70%     196,674    2.03%
 9. TJX..................       7      1,642,473    1.69%     190,849    1.97%
10. Home Base............       2      1,608,639    1.65%     212,572    2.19%
11. Payless ShoeSource,
     Inc. ...............      18      1,324,600    1.36%      62,755    0.65%
12. Magic Johnson
     Theatres............       1      1,288,210    1.32%      67,579    0.70%
13. The Limited..........       8      1,171,930    1.20%      63,748    0.66%
14. Dayton Hudson
     (Mervyn's/Target)...       3      1,131,500    1.16%     261,938    2.70%
15. Barnes & Noble.......       3      1,117,682    1.15%      60,272    0.62%
16. Ross Stores, Inc. ...       5      1,110,610    1.14%     145,012    1.50%
17. Office Depot.........       4      1,107,518    1.14%     100,247    1.04%
18. Circuit City.........       3        999,900    1.03%      84,680    0.87%
                              ---    -----------   -----    ---------   -----
    Total................      98    $37,084,706   38.09%   4,066,740   41.99%
                              ===    ===========   =====    =========   =====

                                  CENTER TRUST

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF JUNE 30, 1998

                                        TOTAL
                                       SEGMENT    PERCENT    TOTAL    PERCENT
                            NUMBER   ANNUALIZED  OF TOTAL   SEGMENT  OF COMPANY
   SEGMENT TYPE            OF LEASES  BASE RENT  BASE RENT    GLA    OWNED GLA
   ------------            --------- ----------- --------- --------- ----------
Grocery Stores............     25    $10,276,457   10.55%  1,287,636   13.30%
Theatres..................      9      8,211,671    8.43%    409,694    4.23%
Discount Department
 Stores...................     11      6,248,205    6.42%  1,055,360   10.90%
Restaurants...............     65      4,994,993    5.13%    332,889    3.44%
Department Stores.........     11      4,802,156    4.93%  1,033,118   10.67%
Fast Food Restaurants.....     91      3,865,027    3.97%    184,083    1.90%
Discount Apparel Stores...     23      3,066,102    3.15%    373,972    3.86%
Audio/video Stores........     34      3,021,762    3.10%    171,487    1.77%
Electronic Stores.........     24      2,849,716    2.93%    179,878    1.86%
Major Shoe Stores.........     42      2,770,152    2.84%    137,965    1.42%
Home Improvement..........     10      2,769,069    2.84%    392,327    4.05%
Women's Wear Stores.......     42      2,550,730    2.62%    170,738    1.76%
Toy Stores................     10      2,437,994    2.50%    219,622    2.27%
Bank And Financial
 Services.................     52      2,287,244    2.35%    153,278    1.58%
Drug Stores...............     16      2,129,370    2.19%    311,995    3.22%
Sporting Goods Stores.....     18      2,022,326    2.08%    157,666    1.63%
                              ---    -----------   -----   ---------   -----
    Total.................    483    $64,302,974   66.03%  6,571,708   67.86%
                              ===    ===========   =====   =========   =====

                                  CENTER TRUST

   CONSOLIDATED INCOME STATEMENTS AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                      THREE MONTHS ENDED    SIX MONTHS ENDED
                                           JUNE 30,             JUNE 30,
                                      --------------------  ------------------
                                        1998       1997       1998      1997
                                      ---------  ---------  --------  --------
                                          (UNAUDITED)          (UNAUDITED)
Rental revenues...................... $  23,156  $  15,708  $ 42,688  $ 31,634
Expense reimbursements...............     6,617      4,510    12,790     9,497
Percentage rents.....................       323        167       562       438
Other income.........................     1,268        953     2,493     1,952
                                      ---------  ---------  --------  --------
    Total revenues...................    31,364     21,338    58,533    43,521
                                      ---------  ---------  --------  --------
Interest.............................    12,172      9,025    22,426    17,922
Depreciation and amortization........     5,916      4,475    11,305     8,790
Property operating costs:
  Common area........................     4,738      3,218     8,815     6,567
  Property taxes.....................     2,932      1,805     5,704     3,881
  Leasehold rentals..................       414        417       825       820
  Marketing..........................        83         40       158       152
  Other operating....................       596        222     1,026       674
  General and administrative.........     2,454      1,252     3,923     2,490
                                      ---------  ---------  --------  --------
    Total expenses...................    29,305     20,454    54,182    41,296
                                      ---------  ---------  --------  --------
Income From Operations Before
 Minority Interest...................     2,059        884     4,351     2,225
Minority interests--Operating
 Partnership.........................      (421)      (212)     (864)     (544)
Minority interests--Other............       (68)       (71)     (137)     (147)
                                      ---------  ---------  --------  --------
Net Income...........................     1,570        601     3,350     1,534
Adjustments to reconcile net income
 to FFO:
  Depreciation of real property......     5,876      4,470    11,224     8,772
  Minority Interests.................       347        138       714       397
  Other..............................       414         --       439        --
                                      ---------  ---------  --------  --------
Funds From Operations--Basic.........     8,207      5,209    15,727    10,703
Adjustments to reconcile Basic to
 Diluted FFO:
  Debenture interest.................     3,142      3,142     6,284     6,284
  Amortization of Deferred costs--
   Debentures........................       325        325       650       650
                                      ---------  ---------  --------  --------
Funds From Operations--Diluted....... $  11,674  $   8,676  $ 22,661  $ 17,637
                                      =========  =========  ========  ========

                                  CENTER TRUST

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                           JUNE 30,    DECEMBER 31, DECEMBER 31,
                                             1998          1997         1996
                                          -----------  ------------ ------------
                                          (UNAUDITED)
                 ASSETS
                 ------
Rental Properties........................ $1,006,290     $783,279    $ 659,565
Accumulated depreciation and
 amortization............................   (131,004)    (121,202)    (104,330)
                                          ----------     --------    ---------
Rental properties, net...................    875,286      662,077      555,235
Cash and cash equivalents................      3,515        3,613        5,941
Tenant receivables, net..................      8,040        6,017        5,987
Other Receivables........................      6,151        7,575        3,650
Receivable From Management Company.......        --           --         1,055
Investment in Management Company.........        --           --           621
Restricted cash..........................      7,140        9,435        3,252
Deferred charges, net....................     19,589       19,759       18,365
Other assets.............................      1,547        2,237          770
                                          ----------     --------    ---------
    Total................................ $  921,268     $710,713    $ 594,876
                                          ==========     ========    =========
  LIABILITIES AND STOCKHOLDERS' EQUITY
  ------------------------------------
LIABILITIES
Secured debt............................. $  438,949     $313,660    $ 242,641
7 1/2% Convertible subordinated
 debentures..............................    138,599      138,599      138,599
7 1/4% Exchangeable subordinated
 debentures..............................     30,000       30,000       30,000
Accrued distributions....................      9,940        7,371        7,039
Accrued interest.........................      5,944        5,604        5,490
Accounts payable and other accrued
 expenses................................      5,646        8,482        5,340
Accrued construction costs...............      2,882       10,996        1,207
Tenant security and other deposits.......      5,405        4,729        4,287
                                          ----------     --------    ---------
    Total liabilities....................    637,365      519,441      434,603
                                          ----------     --------    ---------
MINORITY INTERESTS Operating Partnership
 (5,272,239, 4,280,789 and 4,286,456
 units issued as of June 30, 1998 and
 December 31, 1997 and 1996,
 respectively)...........................     53,896       39,685       41,640
Other minorities.........................      1,885        1,748        2,007
    Total minority interest..............     55,781       41,433       43,647
                                          ----------     --------    ---------
REDEEMABLE COMMON STOCK (510,034 shares
 outstanding as of June 30, 1998 and
 December 31, 1997, redeemable on May 25,
 1999)...................................      8,543        8,385          --
                                          ----------     --------    ---------
STOCKHOLDERS' EQUITY
  Common stock ($.01 par value,
   50,000,000 shares authorized;
   21,838,226, 15,664,814 and 12,024,378
   shares issued and outstanding as of
   June 30, 1998 and December 31, 1997
   and 1996, respectively)...............        218          157          120
  Additional paid-in capital.............    313,576      223,972      174,792
    Accumulated distributions and
     deficit.............................    (94,215)     (82,675)     (58,286)
                                          ----------     --------    ---------
    Total stockholders' equity...........    219,579      141,454      116,626
                                          ----------     --------    ---------
    Total................................ $  921,268     $710,713    $ 594,876
                                          ==========     ========    =========

                                 CENTER TRUST

                          SUMMARY OF OUTSTANDING DEBT
                                 JUNE 30, 1998
                                (IN THOUSANDS)

                                                                             BALANCE    BALANCE
                                                                    MATURITY JUNE 30, DECEMBER 31,
         LENDER                   PROPERTY            RATE            DATE     1998       1997
         ------            ---------------------- -------------     -------- -------- ------------
Mortgage Loans
Aetna Life Insurance
 Company                   Covina                         9.600%    09/01/04 $ 17,885   $ 17,960
Metropolitan Life
 Insurance Company         Date Palm                     10.450%    07/31/02    9,455      9,515
Metropolitan Life
 Insurance Company         Escondido                      9.300%    11/01/99    2,706      2,726
Massachusetts Mutual Life
 Insurance Company         Fire Mountain                 10.250%    10/01/99    7,433      7,481
The Travelers Insurance
 Company                   Glendora                       9.500%    10/01/99    6,085      6,110
Aid Association for
 Lutherans                 Gardena                       10.050%    02/15/02    6,676      6,710
Connecticut General Life
 Insurance Company         Gresham                        7.500%    04/01/99    9,605      9,762
Aid Association for
 Lutherans                 Westgate North                 8.300%    04/01/14    6,181      5,955
Teachers Insurance and
 Annuity Association of
 America                   Pavilions                      7.440%    08/01/06   24,747        --
The Travelers Insurance
 Company                   North County                  10.375%    01/31/03   15,936        --
The Prudential Insurance
 Company of America        Loma Square                    9.310%    08/15/99   19,333        --
Sun Life Assurance
 Company of Canada         Fairwood                       8.375%    02/01/04    7,582        --
Column Financial, Inc.     Mineral King                   9.680%    08/01/06    3,809        --
DLJ Mortgage Acceptance
 Corp.                     Charleston                     8.050%    01/01/06   15,061        --
Eastrich #79 Corporation
 (AEW)(1)                  Loan # 1                      11.450%    10/15/06   30,165     30,691
Eastrich #79 Corporation
 (AEW)(2)                  Loan # 2                      10.900%    10/15/06    9,716      9,884
Nomura Asset Capital
 Corporation(3)            Tranche A                      8.938%    04/01/05   22,457     22,540
Nomura Asset Capital
 Corporation(3)            Tranche B                      9.000%    04/01/10   33,354     33,474
                                                                             --------   --------
   Total Mortgage Loans Payable                           9.246%(6)           248,186    162,808
                                                                             --------   --------
CRA--Certificates of
 Participation, Series
 1985                      Baldwin Hills                  5.300%    12/01/14   30,000     30,000
CDC--Certificates of
 Participation, Series
 1985                      Willowbrook                    5.200%    12/01/15    6,000      6,000
Chase Manhattan Bank(4)    Secured Line of Credit LIBOR+1-1.375%    12/30/00  148,660    108,727
                                                                             --------   --------
   Total secured debt(5)                                                      432,846    307,535
                                                                             --------   --------
Convertible debentures(7)                                 7.500%    01/15/01  138,599    138,599
Exchangeable
 debentures(8)                                            7.250%    12/27/03   30,000     30,000
                                                                             --------   --------
   Total debt outstanding                                                    $601,445   $476,134
                                                                             ========   ========

--------
(1) Secured by KMart--Rocklin, KMart--El Centro, KMart--Banning, KMart--Los Banos, Kmart--Madera, KMart--Phoenix, Advantage, Huntington Beach, Oracle Road and Simi Valley. Crosscollateralized with AEW Loan 2.

(2) Secured by Lakewood, Sam's Club--Downey, and Parkway Place.
    Crosscollateralized with AEW Loan 1.

(3) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and Sam's Club--Fountain Valley.

(4) Secured by Media City, Montebello, The City Center, Medford Shopping Center, Empire Center, Ross Center, Pacific Linen, Vancouver Park Place, Smitty's, Marshalls Plaza, Ross Plaza--Silverdale, Covington, Vineyards Marketplace, Frontier Village and Rheem Valley.

(5) Excludes $6.1 million in Community Facility District Bonds at Empire
    Center.

(6) Weighted average interest rate on mortgage debt.

(7) Convertible debentures bear interest at 7 1/2 and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(8) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures may be exchanged for common stock at an exchange rate of $18.00 per share or may be put to the Company after December 27, 2000 for principal amount plus accrued interest.

                                  CENTER TRUST

                  SCHEDULE OF SECURED DEBT MATURITIES BY YEARS
                                 JUNE 30, 1998

                                               SCHEDULED
                                              AMORTIZATION SCHEDULED
YEAR                                            PAYMENTS   MATURITIES    TOTAL
----                                          ------------ ----------   --------
1998 (6 mos).................................   $ 2,075     $    --     $  2,075
1999.........................................     3,924       44,218      48,142
2000.........................................     3,800      148,660(1)  152,460
2001.........................................     4,210          --        4,210
2002.........................................     4,494        8,842      13,336
2003.........................................     4,550       15,936      20,486
2004.........................................     4,535       22,898      27,433
2005.........................................     4,224       20,953      25,177
2006.........................................     3,228       60,251      63,479
2007.........................................     1,086          --        1,086
Thereafter...................................    15,129       59,833      74,962
                                                -------     --------    --------
  Total......................................   $51,255     $381,591    $432,846
                                                =======     ========    ========

--------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.